UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2011

CNL Properties Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	333-168129	27-2876363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification no.)

450 South Orange Ave. Orlando, Florida		32801
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement.

On December 15, 2011, CNL Properties Trust, Inc. though a subsidiary, entered into an agreement (the “Asset Purchase Agreement”) with five affiliates of Primrose Retirement Communities, LLC, a senior housing developer and operator headquartered in Aberdeen, South Dakota (“Primrose”), to purchase five senior living facilities (each a “Community” and collectively, the “Communities”). A Community is located in each of Casper, Wyoming, Grand Island, Nebraska, Billings, Montana, Marion, Ohio and Mansfield, Ohio. The aggregate purchase price for the Communities is approximately $84 million, exclusive of closing costs (the “Purchase Price”).

We anticipate that each of the Communities will be operated by an affiliate of Primrose under a long-term lease agreement with us. The Communities have a combined total of 394 units. The average age of the Communities is approximately five years.

We have escrowed $400,000 of the Purchase Price as a deposit. We are currently conducting our due diligence investigation of the transaction and the Communities. The due diligence period will expire on January 29, 2012, however such period may be extended for thirty days if we escrow an additional $100,000. If we are not satisfied with the results of this due diligence investigation, we may terminate the Asset Purchase Agreement at any time before the end of the due diligence period, including any extension thereof. Any deposit will be returned to us if we terminate the Asset Purchase Agreement during this diligence period, but will become non-refundable if we do not terminate the Asset Purchase Agreement before the end of the diligence period, including any extension thereof.

If the purchase of the Communities is consummated, we expect the Purchase Price will be funded from proceeds of our offering, as well as funds from a third-party financing, a commitment for which we do not have as of the date of this filing.

The Asset Purchase Agreement provides that the consummation of the acquisition of the Communities is subject to substantial conditions including:

•	No material adverse environmental changes related to the Communities;

•	Our obtaining financing for the acquisition of the Communities equal to at least 65% of the Purchase Price;

•	Our receipt of applicable licenses and permits; and

•	The satisfaction of other conditions to the acquisition of the Communities set forth in the Asset Purchase Agreement.

The acquisition of the Communities is not expected to close until the first quarter of 2012. There can be no assurance that any or all contingencies will be satisfied and that the acquisition will ultimately be completed on the terms set forth above or otherwise. At the time of this filing, we cannot make any assurances that the consummation of the acquisition of the Communities is probable.

Cautionary Statement

Certain statements in this document may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CNL Properties Trust, Inc. (herein also referred to as the “Company”) intends that all such forward-looking statements be covered by the safe-harbor provisions for forward-looking statements of Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable.

All statements, other than statements that relate solely to historical facts, including, among others, statements regarding the Company’s future financial position, business strategy, projected levels of growth, projected costs and projected financing needs, are forward-looking statements. Those statements include statements regarding the intent, belief or current expectations of the management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should,” “continues,” “pro forma” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results may differ materially from those contemplated by such forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to, the factors detailed in our prospectus dated June 27, 2011 and other documents filed from time to time with the Securities Exchange Commission.

Many of these factors are beyond the Company’s ability to control or predict. Such factors include, but are not limited to: the global impact of the current credit crisis in the U.S. and Europe; changes in general economic conditions in the U.S. or globally (including financial market fluctuations); risks associated with our investment strategy; risks associated with the real estate markets in which the Company invests; risks of doing business internationally and global expansion, including unfamiliarity with new markets and currency risks; risks associated with the use of debt to finance the Company’s business activities, including refinancing and interest rate risk and the Company’s failure to comply with its debt covenants; the Company’s failure to obtain, renew or extend necessary financing or to access the debt or equity markets; competition for properties and/or tenants in the markets in which the Company engages in business; the impact of current and future environmental, zoning and other governmental regulations affecting the Company’s properties; the Company’s ability to make necessary improvements to properties on a timely or cost-efficient basis; risks related to development projects or acquired property value-add conversions, if applicable (including construction delays, cost overruns, the Company’s inability to obtain necessary permits and/or public opposition to these activities); defaults on or non-renewal of leases by tenants; failure to lease properties at all or on favorable rents and terms; unknown liabilities in connection with acquired properties or liabilities caused by property managers or operators; the Company’s failure to successfully manage growth or integrate acquired properties and operations; material adverse actions or omissions by any joint venture partners; increases in operating costs and other expense items and costs, uninsured losses or losses in excess of the Company’s insurance coverage; the impact of outstanding or potential litigation; risks associated with the Company’s tax structuring; the Company’s failure to qualify and maintain its status as a real estate investment trust and the Company’s ability to protect its intellectual property and the value of its brands.

Management believes these forward-looking statements are reasonable; however, such statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and the Company may not be able to realize them. Investors are cautioned not to place undue reliance on any forward-looking statements which are based on current expectations. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by these cautionary statements. Further, forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time unless otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	99.1	Press Release dated December 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2011	CNL PROPERTIES TRUST, INC.

/s/ Joseph T. Johnson
	Name:	Joseph T. Johnson
	Title:	Senior Vice President and Chief Financial Officer

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